WAIVER AND CONSENT

Waiver and Consent Agreement made this 8th day of January, 2008 (“Waiver”) among Attitude Drinks Inc., a Delaware corporation (the “Company”), and the signators hereto who are Subscribers under certain Subscription Agreements with the Company dated October 23, 2007 (collectively “Subscription Agreements”).

WHEREAS, the Company is contemplating an additional investment of an aggregate of up to $430,000 Purchase Price (“Additional Financing”) of promissory Notes of the Company.

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

1. All capitalized terms herein shall have the meanings ascribed to them in the Transaction Documents (as defined in the Subscription Agreements).

2. The undersigned consent to the Additional Financing and to the amendment of all Schedules, Exhibits and documents including but not limited to the Security Agreement, and Guaranty to include the Additional Financing and authorize the Collateral Agent to make additional filings at the discretion of the Collateral Agent to memorialize the security interest to be granted, pari pasu among Subscribers and the Additional Financing.

3. The undersigned waive the rights granted to them pursuant to Sections 12(a) and (b), Right of First Refusal and Favored Nation Provision, of the Subscription Agreement, only to the extent such rights relate to the Additional Financing.

4. Annexed hereto is Amended Schedule A to the Security Agreement, Guaranty and Collateral Agent Agreement which includes the Additional Financing.

5. All other terms of the Transaction Documents shall remain unamended and in full force and effect.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Waiver as of the date first written above.

"COMPANY"	"THE COLLATERAL AGENT"
ATTITUDE DRINKS INC.	BARBARA R. MITTMAN
a Delaware corporation

By: /s/ Roy G. Warren	/s/ Barbara R. Mittman
Its: CEO

“SUBSCRIBERS”:

/s/ Roy G. Warren	/s/
ROY WARREN	ALPHA CAPITAL ANSTALT

/s/	/s/
WHALEHAVEN CAPITAL FUND LIMITED	MONARCH CAPITAL FUND LTD.

ESCROW AGENT

/s/
GRUSHKO & MITTMAN, P.C.

AMENDED SCHEDULE A TO SECURITY AGREEMENT

LENDER	CLOSING OF 10/23/07	ADDITIONAL FINANCING
ROY WARREN 11300 U.S. Highway 1, Suite 207 North Palm Beach, Florida 33408 Fax: (561) 799-5039	$50,000.00	-0-
ALPHA CAPITAL ANSTALT Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax: 011-42-32323196	$300,000.00	-0-
WHALEHAVEN CAPITAL FUND LIMITED 3rd Fl., 14 Par-La-Ville Rd. Hamilton, Bermuda HM08 Fax: (201) 782-9327	$150,000.00	-0-
MONARCH CAPITAL FUND LTD. Harbour House, 2nd Floor Waterfront Drive, Road Town Tortola, BVI Fax (284) 494-4771	$100,000.00	-0-
MAHONEY ASSOCIATES	-0-	$330,000.00
	-0-	$100,000.00
TOTALS	$600,000.00	$430,000.00